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                                                        EXHIBIT 99 (b)


Grenada Sunburst System Corporation and Subsidiaries Unaudited Interm Consolidated Financial Statements as of and for the three months ended March 31, 1994 and 1993.
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                                     PART I
                             FINANCIAL INFORMATION
              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                               Mar. 31,   Dec.31,    Mar. 31,
                                                 1994       1993       1993
                                              ---------  ---------  ---------
ASSETS
Cash and demand balances with banks         $   138,601    133,889    135,049
Interest bearing deposits with banks                670         28      5,028
Securities available for sale                   133,023    120,101     29,700
Investment securities (Market value of
 approximately $290,512, $301,240,
 and $389,196)                                  282,054    287,945    372,674
Mortgage-backed securities (Market
 value of approximately $168,162,
 $170,815 and $261,884)                         168,408    167,532    257,042
Mortgages held for resale                        41,768     73,956     34,605
Federal funds sold and securities
 purchased under agreements to resell            40,500     25,000     34,626
Loans                                         1,597,741  1,569,547  1,482,850
  Less: Unearned income                           8,228      9,007     10,626
        Allowance for credit losses              33,094     32,749     30,845
                                             ----------  --------- ----------
      Net loans                               1,556,419  1,527,791  1,441,379
Premises and equipment, net                      49,218     48,738     49,367
Other real estate                                 4,480      5,185      9,484
Accrued interest receivable                      17,847     18,262     19,022
Other assets                                     30,214     27,771     25,848
                                              --------- ----------  ---------
Total Assets                                $ 2,463,202  2,436,198  2,413,824
                                              ========= ==========  =========

LIABILITIES
Deposits
  Demand:
    Non-interest bearing                    $   410,169    419,641    347,847
    Interest bearing                            625,661    607,472    629,644
  Savings                                       176,051    165,814    138,441
  Time, $100,000 and over                       244,008    247,538    239,640
  Other time                                    760,125    759,342    832,720
                                              ---------  ---------  ---------
      Total deposits                          2,216,014  2,199,807  2,188,292

Federal funds purchased and securities
 sold under agreements to repurchase             27,585     30,542     30,570
Other borrowed funds                             15,704     12,941     13,634
Accrued interest payable                          8,900      8,939      9,112
Other liabilities                                16,988      9,897     12,402
                                              ---------  ---------  ---------
     Total Liabilities                        2,285,191  2,262,126  2,254,010

STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 15,000,000
 authorized, 9,492,975 shares issued at
 March 31, 1994, December 31, 1993 and
 March 31, 1993                                   9,493      9,493      9,493
Paid in capital                                  31,842     31,842     31,842
Surplus                                          71,123     71,123     71,123
Undivided profits                                65,553     61,614     47,356
                                               --------   --------   --------
    Total Stockholders' Equity                  178,011    174,072    159,814
                                               --------   --------   --------
Commitments and contingent liabilities
    Total Liabilities and
     Stockholders' Equity                   $ 2,463,202  2,436,198  2,413,824
                                              =========  =========  =========

The accompanying notes are an integral part of the consolidated financial statements.


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              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands except per share data)

                                               Quarter Ended
                                      --------------------------------
                                       Mar. 31,    Dec. 31,   Mar. 31,
                                         1994       1993        1993
                                       --------   --------   --------
INTEREST INCOME
Loans including fees                   $ 31,767     32,142     27,178
Deposits with banks                           4          0        104
Mortgages held for resale                   944      1,142      1,000
Federal funds sold and securities
 purchased under agreements to resell       221         73        195
Securities:
 Taxable                                  5,871      6,354      6,810
 Exempt from federal taxes                1,250      1,308      1,412
 Dividends                                  433        376        410
                                        -------    -------    -------
      Total Interest Income              40,490     41,395     37,109

INTEREST EXPENSE
Deposits:
 Demand                                   3,595      3,620      3,408
 Time, $100,000 and over                  1,955      2,026      1,815
 Other time and savings                   8,688      8,958      8,718
Federal funds purchased and securities
 sold under agreements to repurchase        217        215        230
Other borrowed funds                        258        259        114
                                        -------    -------    -------
      Total Interest Expense             14,713     15,078     14,285
                                        -------    -------    -------
Net interest income                      25,777     26,317     22,824
Provision for credit losses                 800      1,315      2,085
                                        -------    -------    -------
Net interest income after
 provision for credit losses             24,977     25,002     20,739

NON-INTEREST INCOME
Service charges on deposit accounts       4,261      4,524      3,762
Other service charges,
 commissions, and fees                    2,556      2,810      2,524
Investment securities, net                  (86)      (106)      (221)
Fees from fiduciary activities              483        441        477
Other                                       194        214        588
                                        -------    -------    -------
Total Non-Interest Income                 7,408      7,883      7,130

NON-INTEREST EXPENSE
Salaries                                 10,636     10,822      9,172
Employee benefits                         2,263      1,809      1,801
Net occupancy expense                     1,790      1,892      1,529
Furniture and equipment expense           1,874      1,948      1,665
FDIC deposit insurance expense            1,213      1,188      1,076
Other                                     5,835      5,448      5,360
                                        -------    -------    -------
Total Non-Interest Expense               23,611     23,107     20,603
                                        -------    -------    -------
Income before income taxes and
 cumulative effect of a change
 in accounting principle                  8,774      9,778      7,266
Income taxes                              2,752      3,103      2,136
                                        -------    -------    -------
Income before cumulative effect of
 a change in accounting principle         6,022      6,675      5,130
Cumulative effect on prior years of
 a change to a different method of
 accounting for income taxes                  0          0        781
                                        -------    -------    -------
Net Income                             $  6,022      6,675      5,911
                                        =======    =======    =======

EARNINGS PER SHARE:
 Income before cumulative effect
  of a change in accounting principle     $0.63       0.71       0.56
 Cumulative effect of a change
  in accounting principle                 $0.00       0.00       0.08
 Net Income                               $0.63       0.71       0.64
DIVIDENDS PER SHARE                       $0.20       0.20       0.15

The accompanying notes are an integral part of the consolidated financial statements.





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              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
               FOR THE THREE MONTHS ENDED MARCH 31, 1994 AND 1993
                                 (In thousands)


                                     Common  Paid in           Undivided
                                      Stock  Capital   Surplus  Profits  Total
                                     ------- -------- -------- -------- -------

Balances January 1, 1993              $9,047   22,953  71,123   42,615  145,738
 Net income                                                      5,911    5,911
 Net unrealized gain
  on equity securities                                             219      219
 Cash dividend declared                                         (1,424)  (1,424)
 Stock issued in exchange
  for net assets of Eastover
  Bank for Savings                       439    8,734                     9,173
 Stock issued under compensaton
  plan                                     7      155                       162
 Unearned compensation                                              35       35
                                      ------   ------  ------  -------  -------
Balances March 31, 1993               $9,493   31,842  71,123   47,356  159,814
                                      ------   ------  ------  -------  -------

Balances January 1, 1994              $9,493   31,842  71,123   61,614  174,072
 Net income                                                      6,022    6,022
 Net unrealized loss on
  securities available
  for sale, net of tax                                            (191)    (191)
 Cash dividend declared                                         (1,899)  (1,899)
 Unearned compensation                                               7        7
                                      ------   ------  ------   ------  -------
Balances March 31, 1994               $9,493   31,842  71,123   65,553  178,011
                                      ======   ======  ======   ======  =======


The accompanying notes are an integral part of the consolidated financial statements.





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              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE THREE MONTHS ENDED MARCH 31,
                                 (In thousands)

                                                            1994      1993
                                                          --------   -------
Net cash flows from operating activities:
Net income                                                $ 6,022      5,911
Adjustments to reconcile net income
 to net cash provided by operating activities:
  Amortization of goodwill and intangible assets              213        215
  Depreciation and amortization of premises and equipment   1,240      1,149
  Net accretion of investment securities                     (276)      (573)
  Accretion of loan fees and discounts                       (779)      (360)
  Provision for possible credit losses                        800      2,085
  Net (increase) decrease in mortgages held for resale     32,188     28,467
  Other real estate provision                                 133        233
  Gains on sales of other real estate                         (40)       (70)
  Losses from sales of premises and equipment                (135)        (2)
  Decrease in interest receivable                             415        398
  Decrease in interest payable                                (39)      (466)
  Losses on sales of securities, net                           86        221
  Other, net                                                4,445     (2,740)
                                                          -------     ------
     Net cash provided by operating activities             44,273     34,468

Cash flows from investing activities:
Net decrease in interest-bearing deposits with banks         (642)    15,002
Net increase in federal funds sold and securities
 purchased under agreements to resell                     (15,500)   (34,626)
Purchases of securities available for sale                (19,880)         0
Principal prepayments on securities available for sale     19,223          0
Purchases of securities held to maturity                  (37,707)   (59,206)
Maturities of securities held to maturity                  24,664      9,603
Principal prepayments on securities held to maturity        6,933        770
Purchases of mortgage-backed securities held to maturity  (33,689)   (26,309)
Sales of mortgage-backed securities                             0     16,749
Principal prepayments of mortgage-backed securities        32,546     22,730
Net increase in loans                                     (28,840)   (25,393)
Net increase in premises and equipment                     (1,764)    (1,172)
Proceeds from sale of premises and equipment                  186          2
Proceeds from sales of other real estate                      796      1,002
Net cash received from Eastover acquisition                     0     35,922
                                                         --------   --------
      Net cash used by investing activities               (53,674)   (44,926)
Cash flows from financing activities:
Net increase in demand and savings accounts                18,953     25,031
Net decrease in other deposits                             (2,747)    (9,519)
Net increase (decrease) in federal funds purchased
 and securities sold under agreements to repurchase        (2,957)     4,906
Net increase (decrease) in other borrowed money             2,763       (284)
Cash dividends paid                                        (1,899)    (1,424)
                                                         --------   --------
   Net cash provided by financing activities               14,113     18,710
                                                         --------   --------
Net increase in cash and due from banks                     4,712      8,252
Cash and due from banks at the beginning of the period    133,889    126,797
                                                         --------   --------
Cash and due from banks at the end of the period         $138,601    135,049
                                                         ========   ========

Unrealized gain on equity securities                     $      0        219

Unrealized (loss) on securities
  available for sale                                         (192)         0
Securities transferred to the available
  for sale category from the held to
  maturity category                                        12,266          0

The accompanying notes are an integral part of the consolidated financial statements.





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                     GRENADA SUNBURST SYSTEM CORPORATION

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For the Three Months Ended March 31, 1994 and 1993


1. The accompanying unaudited consolidated financial statements have been prepared in accordance with the accounting policies in effect as of December 31, 1993, as set forth in the annual consolidated financial statement of Grenada Sunburst System Corporation and subsidiaries ("GSSC", or the "Company"). In the opinion of management, all adjustments necessary for a fair presentation of the condensed consolidated financial statements have been included and are of a normal recurring nature.

2. The results of operations for the three-month period ended March 31, 1994 are not necessarily indicative of the results to be expected for the full year.

3. Per share data is based on weighted average shares of common stock outstanding of 9,492,975 for the quarter ended March 31, 1994 and 9,201,559 for the quarter ended March 31, 1993.

4. Effective March 1, 1993, GSSC, through its wholly owned Mississippi banking subsidiary, Sunburst Bank, acquired selected net assets of Eastover Bank for Savings ("Eastover") in a transaction accounted for as a purchase.
Had the acquisition occured on January 1, 1993, for the three months ended March 31, 1993, net interest income for the Company would have increased by approximately $3,140,000, net income would have increased by approximately $897,000, and earnings per share would have increased by approximately $.08 per share.

5.      Effective January 1, 1994, GSSC adopted Financial Accounting
Standards Board ("FASB") SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". This statement requires investments to be classified in three categories and to be accounted for as follows: (i) debt securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and reported at amortized cost;
(ii) debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading sercurities and reported at fair value, with unrealized gains and losses included in earnings; and (iii) debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses excluded from earnings and reported as a deduction from stockholders' equity.


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